UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

CENTERGISTIC SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

 California
000-51433
95-2873122

 (State of other jurisdiction
(Commission
(IRS Employer

 of incorporation)
File Number)
Identification No.)

2045 West Orangewood Avenue
Orange, CA 92868-1944
(Address of principal executive office)

(714) 935-9000
(Registrant's telephone number, including area code)

________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(A) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)

On October 20, 2006, the Board of Directors approved the dismissal of Haskell & White LLP as its independent registered public accounting firm effective immediately. During the two most recent fiscal years and the subsequent interim period through October 20,2006, there were no disagreements between us and Haskell & White LLP, whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope and procedures, which would cause them to make reference to the subject matter of a disagreement in connection with their report. On October 20, 2006 the Company provided Haskell & White LLP with its disclosures in this Form 8-K and requested in writing that Haskell & White LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Such letter is included as an Exhibit of this filing.

(ii)

The report of Haskell & White LLP, on the financial statements for the fiscal year ended June 30, 2005, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle.

(iii)

In connection with its audit for the fiscal year ended June 30, 2005 and through October 20, 2006, there have been no disagreements with Haskell & White LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haskell & White LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

(iv)
During the fiscal year ended June 30, 2005, and through October 20, 2006, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(B) NEW INDEPENDENT ACCOUNTANTS.

On October 20, 2006, Moore & Associates, Chartered Accountants and Advisors, were engaged to provide Auditors' Reports on the annual financial statements of the Company for the fiscal year end 2006, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter.  The change of accountant was unanimously approved by the Board of Directors. During the two most recent fiscal years and through October 20, 2006, the Registrant has not consulted with Moore & Associates regarding:

(i)

the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant’s financial statements; nor has any written report or oral advice been provided to the Registrant by Moore & Associates.

(ii)

any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K. The Registrant has engaged Moore & Associates as its new independent accountants as of October 20, 2006.

Exhibit Index

Exhibit No.	Description

4.1	Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERGISTIC SOLUTIONS, INC.

Date: October 24, 2006	By:	/s/ David M. Cunningham

David M. Cunningham,

Chief Financial Officer